UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

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DUNHAM FUNDS
(Name of Registrant as Specified in Its Charter)

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Dunham & Associates Investment Counsel, Inc.

10251 Vista Sorrento Parkway, Suite 200

San Diego, CA  92121-2706

(858) 964-0500   Fax: (858) 964-0555

June 13, 2014

Dear Shareholders:

The enclosed document is purely for informational purposes.  You are not being asked to vote or take action on any matter.  The document relates to the reappointment of the investment sub-adviser to the International Stock Fund (the “Fund”).

As described in the enclosed Information Statement, the Independent Trustees of the Dunham Funds has reappointed Arrowstreet Capital, Limited Partnership ("Arrowstreet" or the “Sub-Adviser”) as the investment sub-adviser to the Fund and has approved an amended and restated sub-advisory agreement (the “New Sub-Advisory Agreement”) with Arrowstreet on materially identical terms as the prior sub-advisory agreement. At the meeting of the Board held on December 17, 2013 the Board unanimously approved continuance of the Fund’s Prior Sub-Advisory agreement with Arrowstreet for another year. Subsequent to that meeting, the Board was informed that Arrowstreet planned to implement a number of changes to its ownership and governance structure as of April 1, 2014.

By way of background, the Investment Company Act of 1940, as amended, provides that sub-advisory contracts are automatically terminated in the event of their "assignment."  Because the definition of assignment includes a "change in control" of a sub-adviser, the sub-advisory agreement could be deemed to have automatically terminated on April 1, 2014, when the Sub-Adviser’s ownership and governance structure changed.

Because the change in ownership may be deemed to be a "change in control," at a meeting held on March 25, 2014, the Independent Trustees elected to approve the New Sub-Advisory Agreement and is, therefore, providing this Information Statement to the Fund’s shareholders.

As always, please feel free to call us at 1-888-3DUNHAM with any questions you may have.

Sincerely,

Jeffrey A. Dunham

President

DUNHAM FUNDS

Dunham International Stock Fund

June 13, 2014

Principal Executive Office:
10251 Vista Sorrento Parkway, Suite 200
San Diego, CA  92121

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Dunham International Stock Fund (the “Fund”), a series of Dunham Funds (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order that Dunham Funds received from the U.S. Securities and Exchange Commission (the “SEC”) on September 26, 2006 (the “Order”). The Order permits Dunham Funds’ investment adviser, Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) to hire new investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Dunham Funds (the “Board of Trustees” or the “Board”), without obtaining shareholder approval.  Under the conditions of the Order, the Board must provide notice to shareholders within 90 days of appointing a new sub-adviser or implementing any material change in a sub-advisory agreement.

At a meeting held on December 17, 2013, the Board, including a majority of the trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), renewed the sub-advisory agreement with Arrowstreet Capital, Limited Partnership (“Arrowstreet” or the “Sub-Adviser”) as sub-adviser to the Fund.  Subsequent to that meeting, the Board was informed of Arrowstreet’s plan to implement a number of changes to its ownership and corporate governance structure effective April 1, 2014.  Because Arrowstreet’s ownership and governance changes may be deemed to be a "change in control," at a meeting held on March 25, 2014, the Independent Trustees unanimously elected to approve an amended and restated sub-advisory agreement with Arrowstreet (the “New Sub-Advisory Agreement”) on materially identical terms as the prior sub-advisory agreement with Arrowstreet (“Prior Sub-Advisory Agreement”).

This Information Statement is being supplied to the Fund’s shareholders to fulfill the notice requirement of the Order, and a notice regarding the website availability of this Information Statement will be mailed on or about June 13, 2014 to the Fund’s shareholders of record as of May 1, 2014 (the “Record Date”). This Information Statement describes the New Sub-Advisory Agreement.  As of the Record Date, there were issued and outstanding 633,694.475 Class A shares, 410,646.038 Class C shares, and 3,422,722.012 Class N shares of the Fund.  As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT.  THE TRUST IS NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

I.

BACKGROUND

Dunham Funds is an open-end management investment company, commonly known as a “mutual fund,” and sells and redeems shares every day that it is open for business.  The Trust was organized as a Delaware statutory trust by a Declaration of Trust filed November 28, 2007, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission under the 1940 Act.  The Fund represents a separate series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and a different investment sub-adviser than the other series of the Trust.

The Adviser is located at 10251 Vista Sorrento Parkway, Suite 200, San Diego, California, 92121. Pursuant to an investment management agreement with the Trust on behalf of the Fund (the “Advisory Agreement”), Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, reviews the performance of the sub-advisers and makes recommendations to the Trustees with respect to the retention and renewal of sub-advisory agreements.  The Advisory Agreement was most recently reapproved by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on December 17, 2013.

As indicated above, the Adviser has obtained the Order from the SEC that permits the Adviser to enter into sub-advisory agreements with sub-advisers without obtaining shareholder approval.  The Adviser, subject to the review and approval of the Board of Trustees, selects sub-advisers for the Fund and supervises and monitors the performance of each sub-adviser.  The Trust may rely on the Order provided the Fund is managed by the Adviser and complies with the terms and conditions set forth in the application for the Order.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements without shareholder approval (except in the case of affiliated sub-advisers) whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders.

The Board was notified by Arrowstreet that it planned to shift firm governance and control from the firm’s three founding partners, Peter Rathjens, John Campbell and Bruce Clarke (the “Founding Partners”), to the partners as a whole, including the Founding Partners.  Arrowstreet will be governed by a board of directors consisting of the Founding Partners as well as executive and non-executive directors nominated and elected by the partners as a whole.  Such changes in firm governance and control, which were effective as of April 1, 2014 (the “Transaction”), did not result in any changes to the portfolio management of the Fund.

The 1940 Act provides that sub-advisory contracts are automatically terminated in the event of their "assignment."  Because the definition of assignment includes a "change in control" of a sub-adviser, the sub-advisory agreement could be deemed to have automatically terminated on April 1, 2014, when the Sub-Adviser's ownership and corporate governance structure changed, therefore, because the change in governance structure may have been a "change in control," the Board elected to approve the New Sub-Advisory Agreement with Arrowstreet on substantially identical terms as the Prior Sub-Advisory Agreement.

The Board of Trustees last voted to renew the Prior Sub-Advisory Agreement with Arrowstreet at a meeting held on December 17, 2013.  The New Sub-Advisory Agreement was effective on April 1, 2014.

II.

PRIOR SUB-ADVISORY AGREEMENT FOR THE FUND

The Prior Sub-Advisory Agreement was initially approved by the Board of Trustees on June 19, 2008 and was dated September 23, 2008.

 Under the Advisory Agreement with Dunham & Associates, the Adviser receives a fixed fee paid monthly at a specified annual rate of the Fund’s average daily net assets.  Under the Prior Sub-Advisory Agreement, Arrowstreet received a fulcrum fee from the Fund, which varied based on Arrowstreet’s performance as compared to the Fund’s benchmark index, MSCI All Country World Index ex U.S., Net Index (the “Index”) over a rolling 12-month period; provided, however that the performance adjustment to the Base Fee  was calculated daily during the first twelve months based on the average net assets of the Fund from Fund inception to date, and the comparative performance of the Fund (based on Class N share performance) to the Index from Fund inception to date, on the day of calculation.  Arrowstreet was rewarded when performance exceeded the Index and was penalized when performance was short of the benchmark.  No adjustment was made to the sub-advisory fees if performance fell within the “null zone,” defined as +/- .20%.

The Fund’s Fulcrum Fee is calculated using an annual base sub-advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Index (the “Performance Fee”).  The Base Fee under the Prior Sub-Advisory Agreement was 0.65%.  The Performance Fee could adjust the Base Fee up or down by as much as +/- 0.35%, such that the sub-advisory fee could vary from 0.30% (the “Minimum Fee”) to 1.00% (the “Maximum Fee”).

Arrowstreet was compensated under the terms of the Prior Sub-Advisory Agreement based on its performance, and the Prior Sub-Advisory Agreement was a fulcrum fee arrangement as follows:

	Current Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Dunham International Stock Fund	0.95% – 1.65%	0.65%	0.30% - 1.00%

The sub-advisory fee is within the limits of the negotiable sub-advisory fee range of 0%-1.00% pre-approved by shareholders of the Fund at the August 26, 2005 shareholder meeting, which is 0% - 1.00%.

 During the first twelve months of operation, the Prior Sub-Advisory Agreement provided that the Fund accrued daily both the Base Fee and the Performance Fee.  The Base Fee was calculated at the annual rate disclosed above based on the daily net assets of the Fund. The performance fee rate was derived from the comparative performance of the Fund to the Index, according to the terms discussed above, for the period beginning from the inception date of the Agreement (October 1, 2008) through the date of calculation. The performance fee rate was applied to the average daily net assets of the Fund during the same measurement period used to calculate the Performance Fee.  During the first year, the Sub-Adviser was paid out monthly only to the extent that the Base Fee less the maximum performance fee rate was greater than 0.00% (the “Minimum Fee”).  During the first twelve months, the Minimum Fee was 0.30% per annum.  At the end of the first year, the Sub-Adviser was paid a lump sum that reflected the total accrued Fulcrum Fee (Base Fee plus or minus Performance Fee) less any Minimum Fees paid out during the first year (October 1, 2008 through September 30, 2009).

For the fiscal year ended October 31, 2013, pursuant to the Fulcrum Fee arrangement, the Fund paid $509,179 in investment sub-advisory fees to Arrowstreet and paid $363,499 in investment advisory fees to the Adviser.

III.

NEW SUB-ADVISORY AGREEMENT FOR THE FUND

The Independent Trustees re-approved the hiring of Arrowstreet as the Sub-Adviser to the Fund pursuant to the New Sub-Advisory Agreement, which is attached hereto as Appendix A  The New Sub-Advisory Agreement is substantially identical to the Prior Sub-Advisory Agreement with Arrowstreet with the exception of the (i) effective date;  (ii) termination date; (iii) document the Sub-Adviser’s policy to follow a passively hedged strategy with respect to the Fund, and (iv) document the Sub-Adviser’s authority to enter into foreign exchange agreements and to execute foreign exchange transactions, and (v) disclosure to clarify that, for purposes of calculating the performance and fulcrum fees, the time periods covered under the Prior Sub-Advisory Agreement will be included in all such calculations.

The New Sub-Advisory Agreement will continue in effect for successive annual periods provided such continuance is approved at least annually by (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of any party to the New Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund (except as such vote may be unnecessary pursuant to relief granted by the Order).  The New Sub-Advisory Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act.

Arrowstreet, located at 200 Clarendon Street, Floor 30, Boston, Massachusetts 02116, was founded in 1999.  Arrowstreet’s general partner is Arrowstreet Capital GP LLC, a Delaware limited liability company, the sole member of which is Arrowstreet Capital Holding LLC, also a Delaware limited liability company. Arrowstreet had approximately $50.2 billion in assets under management as of March 31, 2014.  Below is the name and principal occupation of each executive officer of Arrowstreet.

Name	Title	Principal Occupation
Bruce E. Clarke, CFA	Partner, Executive Chairman	Firm leadership, governance client relationship management, business development and product development
Anthony W. Ryan, CFA	Partner, President & Chief Executive Officer	Management and chairs Operating Committee
Peter L. Rathjens, Ph.D.	Partner, Chief Investment Officer	Oversee investment products and chairs Investment Committee

The fee table below illustrates the Fulcrum Fee methodology employed in the Prior Sub-Advisory Agreement and New Sub-Advisory Agreement.  The Performance Fee can adjust the Base Fee of 0.65% up or down by as much as +/- 0.35%, such that the Sub-Advisory fee can vary from the Minimum Fee of 0.30% to a Maximum Fee of 1.00%.  In addition, the fee table illustrates the sub-advisory fee moving at a rate of 0.01% for each 0.05714% of outperformance or underperformance of the Index and no adjustment to the sub-advisory fee if the Fund performs within the “null zone”, defined as +/-0.20%.

ILLUSTRATIVE SUB-ADVISORY FEE RATES

Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub-Adviser
Plus or Minus Return of Index	Plus or Minus	If Plus	If Minus
2.00% or more	0.35%	1.00%	0.30%
1.90%	0.33%	0.98%	0.32%
1.80%	0.32%	0.97%	0.34%
1.70%	0.30%	0.95%	0.35%
1.60%	0.28%	0.93%	0.37%
1.50%	0.26%	0.91%	0.39%
1.40%	0.25%	0.90%	0.41%
1.30%	0.23%	0.88%	0.42%
1.20%	0.21%	0.86%	0.44%
1.10%	0.19%	0.84%	0.46%
1.00%	0.18%	0.83%	0.48%
0.90%	0.16%	0.81%	0.49%
0.80%	0.14%	0.79%	0.51%
0.70%	0.12%	0.77%	0.53%
0.60%	0.11%	0.76%	0.55%
0.50%	0.09%	0.74%	0.56%
0.40%	0.07%	0.72%	0.58%
0.30%	0.05%	0.70%	0.60%
0.21%	0.04%	0.69%	0.61%
0.20%	NULL ZONE	0.65%	0.65%
EVEN WITH INDEX	BASE FEE	0.65%	0.65%

BOARD CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENT

In connection with their review and approval of the New Sub-Advisory Agreement with Arrowstreet at the March 25, 2014 meeting of the Board of Trustees, the Independent Trustees considered materials furnished by Arrowstreet, including information about, but not limited to, Arrowstreet’s personnel and operations.  The Independent Trustees discussed that the terms of the New Sub-Advisory Agreement and the performance goals and fulcrum fee arrangements set forth in the agreement were not being changed.  After reviewing the  materials in light of the New Sub-Advisory Agreement, it was the consensus of the Independent Trustees that their conclusions with respect to approving continuation of the Sub-Advisory Agreement with Arrrowstreet that were discussed at the Board meeting held on December 17, 2013 were unchanged and pertinent to approving the New Sub-Advisory Agreement with Arrowstreet:

Nature, Extent and Quality of Services.  The Independent Trustees reviewed the nature, extent and quality of the services provided by Arrowstreet, including the investment advisory services and the resulting performance of the Fund.  The Independent Trustees reviewed details of the Transaction in order to evaluate Arrowstreet’s history, structure, size and investment experience, visibility and resources, which are needed to attract and retain highly qualified investment professionals.  In evaluating the nature, quality and extent of the services to be provided by Arrowstreet under the New Sub-Advisory Agreement, the Independent Trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of Arrowstreet and how it would affect the Fund, the ability of Arrowstreet to perform its duties after the Transaction and any anticipated changes to the current investment practices and related services provided to the Fund.  The Independent Trustees noted that it was anticipated that the Transaction would not result in a change in the portfolio managers.  The Independent Trustees Board concluded that they were satisfied with the nature, quality and extent of the services currently provided by Arrowstreet under the Prior Sub-Advisory Agreement and expected to be provided by Arrowstreet under the New Sub-Advisory Agreement, and such services were reasonable and appropriate in relation to the sub-advisory fee.  The Independent Trustees concluded that the quality of services to be provided by Arrowstreet to the Fund after the Transaction should continue to be high.

Performance.  As to investment performance, the Independent Trustees noted that in December 2013 they reviewed the performance of the Fund as compared to a peer group average (the “Peer Group”) and Morningstar category average (“Morningstar Average”) (collectively, the “Comparison Groups”) for 1-year, 3-year, 5-year and since inception time periods. The Independent Trustees noted that the Fund outperformed its Comparison Groups across all these time periods. The Independent Trustees concluded that they were satisfied with the Fund’s performance.

Cost of Services.  The Independent Trustees received and reviewed information regarding the fees to be paid by the Fund to Arrowstreet pursuant to the Sub-Advisory Agreement.  As to comparative fee information, the Independent Trustees noted that, although the Fund's net expense ratio was above the Comparison Groups, it was acceptable given the quality of services provided.  The Independent Trustees noted that the sub-advisory fees payable to Arrowstreet would remain the same under the New Sub-Advisory Agreement as under the Prior Sub-

Advisory Agreement.  The Independent Trustees examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by Arrowstreet in connection with providing such sub-advisory services to the Fund.  The Independent Trustees concluded that the sub-advisory fees were reasonable in light of the factors discussed.

Profitability.  As to profitability, the Independent Trustees noted that as previously determined in December 2013, the fee arrangement was reasonable and Arrowstreet would not reap excessive profits from its relationship with the Fund because any increase in fees are tied to performance.  The Independent Trustees discussed the total fees previously paid, and expected to be paid to the Sub-Adviser based on the Fund’s current assets, and noted that payments above the Base Fee are dependent on the Sub-Adviser's performance relative to the applicable index. The Independent Trustees reviewed financial information and profitability analysis provided by Arrowstreet. The Independent Trustees concluded that in light of the alignment of interests between Arrowstreet and shareholders created by the performance-based fulcrum fee arrangement, the fee arrangement is reasonable and it would not reap excessive profits from its relationship with the Fund because any increase in fees are tied to performance. The Independent Trustees noted that it did not expect this to change going forward since there were no changes to the fee arrangements.  The Trustees concluded that Arrowstreet’s expected profitability did not appear to be excessive.

Economies of Scale.    The Independent Trustees discussed the relevance of economies of scale in the context of Arrowstreet noting that it receives a performance based fee. They agreed that the Adviser had successfully negotiated a favorable Base Fee with the Sub-Adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Independent Trustees agreed that pursuing breakpoints with the Sub-Adviser would not be in the best interests of shareholders at this time.

 As a result of their considerations, the Independent Trustees determined that approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and unanimously approved the New Sub-Advisory Agreement.

IV.

OTHER MATTERS

The following table provides information about shareholders of record as of May 1, 2014 that own more than 5% of a share class.

Class	Name & Address	Percent of Class
C	Dunham Trust Company 241 Ridge St., Ste 100 Reno, NV 89501	78.86%
C	Frank Schipper Construction Co. 1251 Waterfront Place, STE 525 Pittsburgh, PA 15222	9.86%
N	Dunham Trust Company 241 Ridge St., Ste 100 Reno, NV 89501	98.40%

As of May 1, 2014, the Trustees and officers as a group owned less than 1% of the Fund’s outstanding shares.

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended October 31, 2013 to a shareholder upon request.  To obtain the Trust’s annual report, please contact the Trust by calling 1-888-3DUNHAM (or by writing to Dunham Funds, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130).

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.  The cost of the preparation, printing and distribution of this Information Statement is an expense of the Sub-Adviser.

Principal Underwriter, Administrator and Custodian.  Dunham & Associates also serves as the Distributor for the shares of the Fund pursuant to a Distribution Agreement between the Trust, on behalf of the Fund, and Dunham & Associates.  Dunham & Associates did not receive compensation for distributing the Fund’s shares during the fiscal year ended October 31, 2013. Gemini Fund Services, LLC (“Gemini”) provides administrative and fund accounting services to the Fund and acts as transfer, dividend disbursing and shareholder servicing agent to the Fund.  Gemini’s administrative and fund accounting services are located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788 and Gemini’s transfer agency operations are located at 17605 Wright Street, Suite 2, Omaha, NE 68130.  US Bank, N.A., which has its principal place of business at 425 Walnut Street, Cincinnati, OH 45202, serves as the Fund's custodian.

Delivery of Documents to Shareholders Sharing an Address.  Only one Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders.  Upon written or oral request, the Trust will promptly deliver a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered.  Contact the Trust by calling 1-888-3DUNHAM (338-6426) or writing to Dunham Funds, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130.  Shareholders at shared addresses can also contact the Trust to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or notices of internet availability of proxy materials at their shared address.

APPENDIX A

04/01/2014

THE DUNHAM FUNDS
SUB-ADVISORY AGREEMENT

This AMENDED AND RESTATED AGREEMENT is effective on April 1, 2014, among DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC., a California corporation (the “Adviser”), DUNHAM FUNDS, a Delaware statutory trust (the “Trust”) and ARROWSTREET CAPITAL, Limited Partnership, a Massachusetts limited partnership (the “Sub-Adviser”) (each a “Party,” and together, the “Parties”).

WHEREAS, the Adviser and the Sub-Adviser are registered with the Securities and Exchange Commission (“SEC”) as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and engage in the business of providing investment management services; and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated January 15, 2008 (the “Advisory Agreement”) with the Trust, a Delaware business trust registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), currently consisting of several separate series of shares (each a “Series”), each having its own investment objectives and policies and which is authorized to create more Series, and each of which may be issued in one or more classes; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board”), to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Sub-Adviser to assist it in the provision of a continuous investment program for that portion of the assets of one or more of the Trust’s Series listed on Exhibit A hereto (as the same may be amended from time to time by mutual written consent of the Parties) (each, a “Fund”; collectively, the “Funds”), which assets the Adviser may from time to time assign to the Sub-Adviser (the “Sub-Adviser Assets”), and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

WHEREAS, in connection with the foregoing, the Adviser and the Sub-Adviser entered into that certain Sub-Advisory Agreement, dated September 23, 2008 (as amended to date, the “Original Agreement”).

WHEREAS, effective April 1, 2014, the Adviser intends to make changes to its corporate governance and ownership structure (as previously disclosed to Adviser) that may be deemed an assignment for purposes of the Advisers Act, and in connection therewith, and as evidence of its consent and approval of such changes, the Adviser and the Sub-Adviser desire to enter into this Agreement.

WHEREAS, in connection with the foregoing, the Adviser and the Sub-Adviser, wish to amend and restate this Agreement on the terms set forth below.

NOW, THEREFORE, in consideration of mutual covenants recited below, the Parties agree and promise as follows:

1.

Appointment as Sub-Adviser.  The Adviser hereby retains the Sub-Adviser to act as investment adviser for and to manage the Sub-Adviser Assets, subject to the supervision of the Adviser and the Board and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such employment. In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets. The Sub-Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities.

APPENDIX A

2.

Duties of Sub-Adviser.

(a)

Investments. The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund’s prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to as the “Prospectus”) and subject to the Instructions (as defined below) to purchase, hold and sell in its discretion investments for the Sub-Adviser Assets and to monitor on a continuous basis the performance of the Sub-Adviser Assets. The Adviser acknowledges that the Sub-Adviser’s compliance with the provisions of Exhibit C shall be deemed to be in compliance with the investment objective set forth in the Prospectus.  In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser Assets and may generally take all action, whether or not expressly authorized, which the Sub-Adviser may deem necessary or desirable for the fulfillment of its duties hereunder. The Adviser agrees to provide the Sub-Adviser information concerning a Fund, its assets available or to become available for investment, and generally as to the conditions of a Fund’s or the Trust’s affairs.  As used in this Agreement, “Instructions” means the written directions from time to time of the Adviser and the Board, consistent with this Agreement and the Prospectus; provided that the Sub-Adviser shall not be required to breach any regulatory requirement of any relevant authority, any order of a court of competent jurisdiction, or the Sub-Adviser’s trading and compliance practices or policies.  The Sub-Adviser will advise the Adviser in writing promptly if it is unable to comply with any Instructions received for any such reason and shall not be obligated to follow such Instructions until a mutually agreeable resolution is reached.

The Sub-Adviser amended its currency program, effective as of September 5, 2012, to follow a passively hedged strategy with respect to the Fund.  Under this strategy, forward foreign currency exchange contracts may be used to manage the currency exposure of the Fund such that the resulting currency exposure of each currency in the Fund is generally close to the Benchmark (MSCI AC World ex USA Index Net (unhedged)) currency exposure for that currency.  Where exposures from certain currencies are not hedged, the Sub-Adviser may use the US dollar or other developed market currencies as an offset to the benchmark relative active exposures of these unhedged currencies, thereby causing these developed market currency exposures to deviate from the corresponding benchmark currency exposures. Hence the Fund may have net negative exposures in a given currency.

The currency to which a particular position is exposed is determined by the Sub-Adviser’s proprietary investment process.

Currency exposures in certain markets may not be hedged due to liquidity, transaction costs or other prohibitive conditions as determined by the Sub-Adviser.

Forward foreign currency exchange contract trades may be performed in anticipation of equity trades to be performed in the near future and currency exposures may drift away from these ranges as the Fund is being rebalanced and in between trading sessions.

(b)

Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall with respect to Sub-Adviser Assets, act in conformity with the Trust’s Declaration of Trust and By-Laws (each dated November 27, 2007), the Prospectus, and the Instructions, will conform to and comply with the applicable requirements of the 1940 Act, the Advisers Act, and all other applicable federal and state laws and regulations, and will use reasonable efforts to ensure that each Fund (to the extent of the respective Sub-Adviser Assets) complies with the gross income and diversification requirements of Sections 851(b)(2) and 851(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”). The Adviser will provide the Sub-Adviser with a copy of the minutes of the meetings of the Board to the extent they may affect a Fund or the duties of the Sub-Adviser, and with the copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

APPENDIX A

The Adviser shall provide the Sub-Adviser such information as may reasonably be necessary for the Sub-Adviser to fulfill its compliance obligations under the immediately previous paragraph.

The Adviser will provide the Sub-Adviser with reasonable (not less than 45 days) advance notice, in writing, of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Sub-Adviser Assets consistent with such changes. In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of a modified Prospectus reflecting such changes.

The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner, in writing, upon the Adviser’s written request, such information relating to the Sub-Adviser and its relationship to, and actions for, a Fund required by law to be contained in the Prospectus or in the Trust’s registration statement on Form N-1A, as the same may be amended from time to time (“Registration Statement”). The Sub-Adviser agrees that any such information provided to the Adviser specifically for inclusion in the Prospectus will be accurate in all material respects and not contain any omission of a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser or to any affiliated person of the Sub-Adviser by the Adviser or the Trust.

The Adviser shall provide the Sub-Adviser with complete copies of each Registration Statement, application for exemptive relief, request for no-action relief or any order or response thereafter made with the SEC or the Internal Revenue Service with respect to the Trust, Sub-Adviser Assets, or any Fund that has Sub-Adviser Assets, promptly after each filing or document is made or submitted.

(c)

Voting of Proxies; Other Issuer Matters.  The Sub-Adviser shall exercise voting responsibility, either in person or by proxy, in accordance with its proxy voting policy, with respect to all securities in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek instructions from the Adviser, the Trust or a Fund. If both the Sub-Adviser and another entity managing assets of a Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote those shares of such security over which it has investment discretion. The Sub-Adviser agrees to provide such reasonable assistance as may be necessary or appropriate to enable the Adviser and the Trust to prepare and timely file with the SEC any required disclosures of Sub-Adviser’s proxy voting policies and procedures and Sub-Adviser’s voting record with respect to Sub-Adviser Assets.

It is the sole responsibility of the Adviser or the Custodian to provide the Sub-Adviser with timely notification of any corporate action notices from issuers of securities constituting the Sub-Adviser Assets.  The Sub-Adviser will not have any responsibility for monitoring the occurrence or status of legal claims affecting any securities included in the Sub-Adviser Assets, including without limitation claims in bankruptcy, restructurings, class action securities litigation, and other litigation, nor for participating in or taking any action, including without limitation filing proofs of claim and related documents, with respect to any such legal claims. The Adviser acknowledges that it or the Custodian is responsible for arranging for the supervision and management of all such legal claims.

(d)

Agent.  Subject to any other written instructions of the Adviser or the Trust, the Sub-Adviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of carrying out its responsibilities hereunder, including executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-Adviser Assets. The Sub-Adviser agrees to provide the Adviser and the Trust with copies of any such agreements intended to be executed on behalf of the Adviser or the Trust, prior to the execution thereof. So long as the Sub-Adviser has not acted in bad faith or in a manner which constitutes gross negligence, it shall be fully indemnified by the Adviser and the Trust, jointly and severally, against any and all losses (including reasonable attorneys’ fees and expenses) in acting as agent and attorney-in-fact under this subsection (d).

APPENDIX A

(e)

Brokerage. The Sub-Adviser will place orders pursuant to the Sub-Adviser’s investment determinations for a Fund either directly with the issuer or with any broker or dealer; provided, however, that in executing portfolio transactions and selecting brokers or dealers and counterparties, the Sub-Adviser will use its best efforts to seek on behalf of a Fund the best overall execution available in accordance with the Sub-Adviser’s best execution policy. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including but not limited to the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Fund and/or other accounts over which the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized, unless restricted in writing by the Board, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to a Fund and/or its other discretionary clients, or if otherwise consistent with its best execution policy.

(f)

Securities Transactions.  In no instance, however, will any Fund’s portfolio securities be knowingly purchased from or sold to the Adviser, the Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Sub-Adviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser’s Code of Ethics with respect to the Sub-Adviser Assets, or (ii) identifying any material violations which have occurred with respect to the Sub-Adviser Assets and (iii) certifying that it has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser’s Code of Ethics. The Sub-Adviser will also submit its existing Code of Ethics for initial approval by the Board and subsequently within six months of any material change thereto.

The Sub-Adviser agrees to observe and comply with Rule 206(4)-7 of the Advisers Act, as the same may be amended from time to time. On at least an annual basis, the Sub-Adviser will comply with the review requirements of Rule 206(4)-7, which may include either (i) certifying to the Adviser that the Sub-Adviser has complied with its own compliance policies and procedures, (ii) identifying any material violations which have occurred with respect to the Sub-Adviser’s compliance policies and procedures and (iii) certifying that it has adopted or amended the policies and procedures to prevent future violations of the Sub-Adviser’s compliance policies and procedures. The Sub-Adviser will also submit its existing compliance policies and procedures for initial approval by the Board and subsequently within six months of any material change thereto.

The Sub-Adviser may give advice and take action with respect to the Funds that differs from the advice made or recommended or actions taken with respect to itself, its affiliates or its other clients even though the investment objectives may be the same or similar, provided that the Sub-Adviser acts in good faith and follows a policy of allocating over a period of time investment opportunities to the Funds on a fair and equitable basis relative to such other accounts, taking into consideration the investment policies and investment restrictions to which such other accounts and the Funds are subject.

APPENDIX A

(g)

Books and Records.  The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Adviser Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on written request; provided that the Trust shall maintain copies of any memorandum, recommendation or other record of the reasons for any investment transaction that is described in the preceding clause for compliance purposes only and shall not disclose or use, or permit any other person to use, them for any investment or other purpose. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

Notwithstanding the foregoing, maintenance and preservation of the records required under the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act shall be the responsibility of the Adviser.

The Adviser and Trust acknowledge that the Sub-Adviser uses third party service providers to provide certain administrative back-office and record keeping services, including valuation services for assets held in client accounts. The Adviser and Trustee further acknowledge that these records will be used to prepare monthly reports for the parties.

(h)

Information Concerning Sub-Adviser Assets and the Sub-Adviser. From time to time as the Adviser, and any consultants designated by the Adviser, or the Trust may request, the Sub-Adviser will furnish the requesting party reports on portfolio transactions and reports on Sub-Adviser Assets held in the portfolio, all in such detail as the Adviser, its consultant(s) or the Trust may reasonably request. Reports which are not routinely provided by the Sub-Adviser shall be provided or caused to be provided by the Sub-Adviser at the expense of the Trust. The Sub-Adviser also will inform the Adviser in a timely manner of changes in the senior portfolio managers responsible for Sub-Adviser Assets, any changes in the general partner or limited partners or executive management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser. Upon reasonable request, the Sub-Adviser will make available its senior investment professionals to meet at the Sub-Adviser’s offices with the Trust’s Board to review the Sub-Adviser Assets.

From time to time, as reasonably requested in writing by the Adviser or the Fund, the Sub-Adviser also will provide such information or perform such additional acts as are customarily provided or performed by a Sub-Adviser, that may be required for a Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the gross income and diversification requirements of Sections 851(b)(2) and 851(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”) and any federal or state securities laws, and any rule or regulation thereunder.

The Adviser and the Trust will provide such information to the Sub-Adviser or perform such additional acts as may be reasonably necessary in order for the Sub-Adviser to provide the services under this Agreement.

(i)

Custody Arrangements. It is the responsibility of the custodian to ensure that each proxy vote as determined and communicated to it by the Sub-Adviser’s designated proxy-voting service is duly cast on the correct number of shares included in the Sub-Adviser Assets.  The Sub-Adviser shall on each business day provide the Adviser, its consultant(s), and the Trust’s custodian such information as the Adviser, consultant(s) and the Trust’s custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets.

(j)

Historical Performance Information. To the extent agreed upon by the Parties, the Sub-Adviser will provide the Trust with historical performance information on similarly managed investment companies or for other similarly managed accounts to be included in the Prospectus or for any other uses permitted by applicable law. Provided that the historical performance information so

APPENDIX A

provided is numerically accurate, the Sub-Adviser assumes no liability for its inclusion in the Prospectus, sales literature or advertising or other use by the Adviser or the Trust.

3.

Independent Contractor.  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

4.

Expenses. During the term of this Agreement, except as otherwise provided herein, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of securities, commodities and other investments (including brokerage commissions, other transaction charges and interest, if any) purchased or otherwise acquired, or sold or otherwise disposed of for a Fund. The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Trust or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of a Fund or the Adviser. The Sub-Adviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.

Compensation.  For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the fee as described and for the Fund(s) listed on Exhibit A. Any fee earned and due to the Sub-Adviser shall be payable no later than the tenth (10th) business day following the date of calculation, from the Trust on behalf of the Fund(s).

If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 business days after the date of termination.

6.

Representations and Warranties of the Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

(a)

The Sub-Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

(b)

The Sub-Adviser is a limited partnership duly organized and validly existing under the laws of the State of Massachusetts, with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its general partner and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement (except for any necessary amendments of the Sub-Adviser’s Form ADV), and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

(d)

The Form ADV of the Sub-Adviser previously provided to the Adviser (a copy of which is attached as Exhibit B to this Agreement) is a true and complete copy of the form Part 1 of which is currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent

APPENDIX A

amendments to its Form ADV (including, without limitation, any necessary amendments of the Sub-Adviser’s Form ADV to reflect the execution, delivery and performance of this Agreement).

7.

Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser and the Trust as follows:

(a)

The Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

(b)

The Adviser is a corporation duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)

The Form ADV of the Adviser as provided to the Sub-Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)

The Adviser shall provide to the Sub-Adviser a complete copy of each amendment to its Form ADV;

(f)

The Adviser acknowledges that it received a copy of the Sub-Adviser’s Form ADV (a copy of which is attached as Exhibit B) at least 48 hours prior to the execution of this Agreement; and

(g)

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

(h)

In addition to the authority granted to the Adviser under the Agreement, and in connection with the discharge of its obligations under the Agreement, the Adviser authorizes the Sub-Adviser to negotiate and enter into foreign exchange agreements in the name and on behalf of the Trust, and to execute foreign exchange transactions pursuant to any such foreign exchange agreements; and to give adequate assurances, to any counterparty of the Trust’s ability to perform its obligations under any foreign exchange agreement that the Sub-Adviser enters into on behalf of the Trust.  In connection with the foregoing, the Adviser represents, for and on behalf of itself and the Trust, to the matters set forth on Exhibits F and G.

8.

Use of Sub-Adviser’s Name and Logo. During the term of this Agreement, the Adviser and the Trust shall have the non-exclusive and non-transferable right to use the Sub-Adviser’s name and logo in all prospectuses, proxy statements and reports to shareholders relating to the Funds and all standard promotional or sales literature and other written materials prepared for distribution to shareholders of the Fund(s) or the public that include no other descriptive information about the Sub-Adviser.  The Sub-Adviser’s prior approval, not to be unreasonably withheld, shall be required for any use of its name and/or logo in other materials.  Upon termination of this Agreement, the Fund and the Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

APPENDIX A

9.

Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 6 and 7, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

10.

Liability and Indemnification.

(a)

Liability.  The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Sub-Adviser Assets. The Adviser and the Trust acknowledge that the Sub-Adviser makes no guaranty that specific investment results will be achieved, regardless of any understanding, express or implied, between the Sub-Adviser and the Adviser or the Trust about the investment objectives of the Sub-Adviser Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or the Advisers Act which cannot be waived or modified hereby.  Without limiting the foregoing, the Sub-Adviser shall have no responsibility whatsoever under this Agreement for, and shall incur no liability for any loss or other damages which may result from (i) the establishment of the Prospectus or (ii) any action taken by the Sub-Adviser at the direction of the Adviser or Trust or any failure of the Sub-Adviser to act in the absence of such directions in connection with any matter as to which the Sub-Adviser has no discretionary authority under this Agreement.

(b)

Indemnification.  The Sub-Adviser shall indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Adviser, the Trust or a Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, provided, however, that neither the Adviser, the Trust nor any Fund shall be indemnified for any liability or expenses which may be sustained as a result of the breach by any one of them of this Agreement, willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law.

The Adviser shall indemnify the Sub-Adviser, its affiliates and its control persons (who are not shareholders of the Trust) for a) any liability and expenses, including reasonable attorneys’ fees, howsoever arising from, or in connection with, the Adviser’s breach of this Agreement or its representations and warranties herein, willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or a violation of applicable law; provided, however, that the Sub-Adviser shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law; or b) any claim that documents filed with the Securities and Exchange Commission with respect to any Fund, including without limitation, the Prospectus or Statement of Additional Information, contains any misstatement of material fact, omits to state any fact necessary to make the statements therein not misleading, or omits any information required by applicable law or regulation to be included therein (provided that the misstatement or omission was not based on written information provided by the Sub-Advisor specifically for inclusion therein).

A party indemnified hereunder shall notify the party from whom indemnification is sought promptly after receipt of notice of the commencement of any action or proceeding, or threat thereof, or any other circumstance, for which indemnification may be sought hereunder; provided that the failure to do so shall not relieve the indemnifying party of its obligations hereunder except to the extent its is prejudiced thereby.  The indemnifying party may participate in, and, to the extent it elects, assume and control the defense of any such action or proceeding with counsel reasonably satisfactory to the indemnified party, and the indemnified party shall cooperate fully with the indemnifying party, at the indemnifying party’s expense, in defense of such claim.  After the indemnifying party elects to assume the defense of such an action or proceeding, it shall not be obligated to pay any legal fees or costs of separate counsel to the

APPENDIX A

indemnified party incurred without its consent.  The indemnified party shall not concede liability, and shall not be indemnified with respect to any compromise or settlement in any action or proceeding without the indemnifying party’s prior written consent.

11.

Duration and Termination.

(a)

Duration. This Agreement, unless sooner terminated as provided herein, shall remain in effect from the date of execution (the “Effective Date”), until one year from the Effective Date, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (1) by the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC). The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)

Termination. This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by: (1) the vote of a majority of the Trustees of the Trust or by the Adviser, in each case, on not less than 30 days nor more than 60 days written notice to the Sub-Adviser, or (2) by any Party immediately upon written notice to the other Party in the event of a breach of any provision to this Agreement by such other Party, or (3) by the Sub-Adviser at any time without the payment of any penalty, on not less than 30 days’ nor more than 60 days written notice to the Adviser and the Trust.

This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive relief, or no-action letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement. In the event that there is a proposed change in control of the Sub-Adviser which would act to terminate this Agreement under applicable law, if a vote of shareholders to approve continuation of this Agreement is at that time reasonably deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the appropriate Fund(s) of the Trust, to approve continuation of this Agreement. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies.

This Agreement shall extend to and bind the successors and permitted assigns of the Parties.

12.

Amendment. This Agreement may be amended by mutual written consent of the Parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees and (b) the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC or no-action position granted by the SEC or its staff, by a vote of the majority of a Fund’s outstanding voting securities.

13.

Limitation of Liability. It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Funds personally, but only bind the property of the Funds, as provided in the Trust’s Declaration of Trust.

14.

Confidentiality. Subject to the duties of the Adviser, the Trust (and each Fund), and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Parties hereto shall treat as confidential all information pertaining to a Fund and the actions of the Sub-Adviser, the Adviser, the Trust, and a Fund in respect thereof. In accordance with Section 248.11 of Regulation S-P (17 CFR 248.1-248.30), Sub-Adviser will not directly, or indirectly through an affiliate, disclose, except as permitted or required by law, any non-public personal information, as defined in Reg. S-P, received from the Trust or the Adviser, regarding any shareholder, to any person

APPENDIX A

that is not affiliated with the Trust or with Sub-Adviser, and, provided that, any such information disclosed to an affiliate of Sub-Adviser shall be under the same limitations on non-disclosure. The Sub-Adviser may disclose the existence of this Agreement and information about the Sub-Adviser Assets and their management to its bankers, advisers and others who have a relationship of confidence with the Sub-Adviser and need to know such information in the ordinary course of their business with the Sub-Adviser.

15.

Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the Party giving notice to the other Party at the last address furnished by the other Party:

(a)

If to the Adviser:

Jeffrey A. Dunham, President & CEO
Dunham & Associates Investment Counsel, Inc.
P.O. Box 910309
San Diego, CA 92191
Phone: (858) 964-0500

(b)

If to the Trust:

Denise S. Iverson, Treasurer
Dunham Funds
P.O. Box 910309
San Diego, CA 92191
Phone: (858) 964-0500

(c)

If to the Sub-Adviser:

Arrowstreet Capital Limited Partnership
200 Clarendon Street, Floor 30
Boston, MA 02116
Phone: (617) 919-0000

Attn:  Legal

cc: regcompliance@arrowstreetcapital.com

16.

Governing Law.  This Agreement shall be governed by the internal laws of the State of California, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17.

Entire Agreement.  This Agreement amends and restates, in its entirety, the Original Agreement.  This Agreement (together with any prior written arrangements or understandings relating to the Sub-Advisory Assets entered into prior to the date hereof and not inconsistent herewith) embodies the entire agreement and understanding between the Parties, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

18.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

19.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” “affiliates,” “controlling persons” and “assignment”

APPENDIX A

shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20.

Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

21.

Force Majeure.  Without in any way limiting any other provision hereof, the Sub-Adviser shall not be responsible or liable for any losses to the Sub-Adviser Assets resulting from nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Sub-Adviser Assets; or acts of war, terrorism, insurrection or revolution; or acts of God; or any other similar event beyond the control of the Sub-Adviser.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION.  THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE.  CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year first written above.

ADVISER
DUNHAM & ASSOCIATES INVESTMENT
  COUNSEL, INC.

By:

Name:

Jeffrey A. Dunham
Title:President

TRUST

DUNHAM FUNDS

By:

Name:

 Denise S. Iverson
Title: Treasurer

Date:

SUB-ADVISER
ARROWSTREET CAPITAL, LIMITED PARTNERSHIP
By: Arrowstreet Capital GP LLC, its General Partner

By: Arrowstreet Capital Holding, LLC, its Sole Member

By:

Name:

Bruce E. Clarke

Title:

Executive Chairman

APPENDIX A

EXHIBIT A TO

SUB-ADVISORY AGREEMENT

AMONG

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.;

DUNHAM FUNDS;

AND

ARROWSTREET CAPITAL, L.P.

Effective on or about April 1, 2014

DUNHAM INTERNATIONAL STOCK FUND Class C
Ticker: DCINX
DUNHAM INTERNATIONAL STOCK FUND Class N
Ticker: DNINX
DUNHAM INTERNATIONAL STOCK FUND Class A
Ticker: DAINX

FEE SCHEDULE / COMPENSATION
The Sub-Adviser shall be paid a Fulcrum Fee, consisting of a “Base Fee” and a “Performance Fee” component. Definitions, along with the specific methods of calculation, are described below.
Base Fee	65 Basis Points (0.65%) annually (one basis point “bp” equals one hundredth of one percent)
Performance Fee

The performance fee rate will vary by up to +/-35 bps (0.35%) and the Performance Fee shall be added to or subtracted from the Base Fee to arrive at the total Fulcrum Fee. The comparative index is the MSCI All Country World Index ex U.S, Net. (the “Index”) over the applicable measurement period. Fund performance will be based on Class N share performance (net of all expenses).  The Adviser shall notify the Sub-Adviser prior to any changes to the expense structure of Class N or prior to the addition of any new classes to the Fund.

The performance fee rate will increase/decrease by 1 bp (0.01%) for each 5.714 bps (0.05714%) of outperformance/underperformance of the Index. There will be no adjustment to the Base Fee, i.e. the performance fee rate will be 0% if the Fund performs within the “null zone,” defined as +/-20 bps (0.20%) relative to the Index.

It is possible that the Fund could pay the Sub-Adviser more than the Base Fee even though the performance of both the Fund and the Index is negative. This may occur when the decline in the performance of the Index is greater than the decline in the Fund’s performance.

APPENDIX A

Calculation method:

Base Fee

The Base Fee will be computed daily at the annual rate disclosed above applied to the Fund’s daily net assets.

Performance Fee

The performance fee rate will be derived from the comparative performance of the Fund relative to the Index, according to the terms discussed above, over a trailing 12-month period that is “built up” each month as described in Exhibit D.  The Performance Fee to be paid will be calculated by applying the annualized performance fee rate calculated  to the Fund’s average daily net assets during the “built up” trailing 12-month period as described in Exhibit D.  The Performance Fee will be accrued daily.

Fulcrum Fee

The total Fulcrum Fee (Base Fee plus or minus Performance Fee) will be paid monthly.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average net assets for the month for the for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the Base Fee rate minus the performance fee rate can never be negative (the Minimum Fee is 30bps), the Fulcrum Fee can be negative). In such instances, if there is a negative Fulcrum Fee and this is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within 90 days.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the Base Fee rate minus the performance fee rate may be 0.00%.  Again, this is due to the fact that different periods are used as a basis for determining the net assets used to calculate both the Base Fee and the Performance Fee.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee. For a more detailed explanation, see Exhibit D.

In the event this Agreement is terminated, the total Fulcrum Fee accrued as of the effective date of the termination will be computed and the Sub-Adviser shall reimburse the Fund if the accrued Fulcrum Fee is negative and the Fund shall pay the Sub-Adviser if the accrued Fulcrum Fee is positive.

The Fee Table below illustrates how the performance fee rate is calculated:

APPENDIX A

Cumulative Twelve Month	Performance Fee
Return Versus Index	Rate

2.00% or more greater than index	0.350%
1.90% greater than index	0.333%
1.80% greater than index	0.315%
1.70% greater than index	0.298%
1.60% greater than index	0.280%
1.50% greater than index	0.263%
1.40% greater than index	0.245%
1.30% greater than index	0.228%
1.20% greater than index	0.210%
1.10% greater than index	0.193%
1.00% greater than index	0.175%
0.90% greater than index	0.158%
0.80% greater than index	0.140%
0.70% greater than index	0.123%
0.60% greater than index	0.105%
0.50% greater than index	0.088%
0.40% greater than index	0.070%
0.30% greater than index	0.053%
0.21% greater than index	0.037%
0.20% greater than index	0.000%
Even with Index	0.000%
0.20% less than index	0.000%
0.21% less than index	-0.037%
0.30% less than index	-0.053%
0.40% less than index	-0.070%
0.50% less than index	-0.088%
0.60% less than index	-0.105%
0.70% less than index	-0.123%
0.80% less than index	-0.140%
0.90% less than index	-0.158%
1.00% less than index	-0.175%
1.10% less than index	-0.193%
1.20% less than index	-0.210%
1.30% less than index	-0.228%
1.40% less than index	-0.245%
1.50% less than index	-0.263%
1.60% less than index	-0.280%
1.70% less than index	-0.298%
1.80% less than index	-0.315%
1.90% less than index	-0.333%
2.00% or more less than index	-0.350%

APPENDIX A

EXHIBIT B

ARROWSTREET CAPITAL, LIMITED PARTNERSHIP

FORM ADV

EXHIBIT C

The Sub-Adviser’s objective is to outperform the MSCI AC World ex USA Index Net through investments in publicly traded equity securities that are traded on U.S and foreign exchanges, over-the-counter markets and by directly purchasing securities of foreign issuers.  The Sub-Adviser’s investment strategy is quantitative.

APPENDIX A

EXHIBIT D

Performance Fee Calculation Detailed Description

Effective April 1, 2014

Definitions:

Base Fee Rate:   0.65%

Performance Fee Rate:  +/- 0.35%

Null Zone:  +/-0.20%

Benchmark:  MSCI AC World Index ex USA Net (USD).  The Benchmark Total Return is the return of the Benchmark over a specified period.

Net Assets:  The excess of the fair value of securities owned, cash, receivables, and other assets over the total liabilities (including all operating expenses) of the Fund.

Total Return:  A periodic measure of a Fund’s overall change in value, which assumes the reinvestment of dividends and capital gains distributions.

Sub-Advisory Fee Calculation Methodology:

•

Base Fee

1.

The Base Fee shall be calculated each month on a daily basis by applying the Base Fee Rate to the total Fund Net Assets from the prior day.

Formula:  Daily Base Fee = Prior Day Fund Net Assets * (Base Fee Rate / 365 or 366)

•

Performance Fee

1.

The Comparative Performance (“CP”) shall be calculated daily by comparing the Benchmark Total Return to the Fund Class N shares Total Return on a built up rolling 12-month period to determine over/under performance.

a.

The beginning date of the Measurement Period for calculating Total Return remains fixed at the first day of the 12-month period (Month 1) and ends with the prior business day of the current month (Month 12), until such time as you reach month-end, thereby “building up” to the 12-month Measurement Period.  (Example: 11/1/08-10/1/09; 11/1/08-10/2/09,…11/1/08-10/31/09)

b.

Once a 12-month period is reached, the beginning date of the Measurement Period for calculating Total Return is rolled one month and calculated in the same manner (Example: 12/1/08-11/1/09, 12/1/08-11/2/09,…12/1/08-11/30/09)

APPENDIX A

Formula: CP = Fund Class N Total Return – Benchmark Total Return

2.

The Performance Fee Rate (“PFR”) shall be calculated on a daily basis by dividing CP by 5.714.  In other words, the Performance Fee Rate will increase/decrease by 1 basis point (0.01%) for every 5.714 basis points (0.05714%) that Class N shares out/under perform the Benchmark.

a.

For CP calculations that fall within the null zone (i.e. +/-0.20%), the PFR will be 0.00%.

b.

The maximum PFR will be 0.35% and the minimum PFR will be -0.35%.

Formula: PFR = CP / 5.714

3.

The Performance Fee (“PF”) shall be calculated on a daily basis (cumulative from the start of the month through the prior business day of the current month) by applying the PFR (during the Measurement Period used to calculate CP) to the Fund Average Daily Net Assets during the Measurement Period used to calculate CP (See Step 1a of the Performance Fee section above) and multiplying the results by the number of days in the current month of the Measurement Period (Month 12) divided by the total number of days in the year.

Formula: Cumulative PF for the month = (PFR * Average Daily Net Assets during Measurement Period used to compute CP) * (Days in current month / 365 or 366)

•

Fulcrum Fee

1.

The Performance Fee is added to or subtracted from the Base Fee to equal the Fulcrum Fee (“FF”).

a.

By virtue of using different periods for calculating average daily net assets for the Performance Fee (a “rolling” 12-month period) versus the Base Fee (the most recent month), the actual total FF for the month may be higher than the maximum annual rate of 1.00% (0.65% Base Fee + 0.35% Performance Fee) or lower than the minimum annual rate of 0.30% (0.65% Base Fee – 0.35% Performance Fee) if the average daily net assets do not remain constant during the rolling 12-month period.

Formula: FF = BF +/- PF

•

Payment Method

1.

On a monthly basis, the Fund shall pay to the Sub-Adviser the total accrued Fulcrum Fee.

a.

As described under item 1.a. of the Fulcrum Fee section above, in the case where the Fund is significantly underperforming versus the Benchmark and the Fund’s net assets have declined significantly, the monthly total FF can be a negative number (although the Base Fee Rate minus the Performance Fee Rate can never be negative (the Minimum FF is 30bps), the FF itself can be negative) (See Example Below).  Although rare, in such instances, if there is a negative FF and this is not earned back or offset within 90 days, the Sub-Adviser must subsequently reimburse the Fund the amount of the negative FF.

Example:

APPENDIX A

Base Fee: $20 million (Avg Daily Net Assets For Most Recent Month) * 0.65% * (31/365) = $11,041.09

Performance Fee: $40 million (Avg Daily Net Assets for rolling 12-month period) *   -0.35% * (31/365) = $(11,890.41)

Total Fulcrum Fee: $(849.32) = $11,041.09 (Base Fee) - $11,890.41 (Performance Fee)

b.

Likewise, in the case where the Fund has significantly underperformed versus the Benchmark but net assets have increased significantly, the monthly total FF can be greater than the Minimum FF (See Example Below).  Again, this is due to the fact that different periods are used as a basis for determining the average net assets used to calculate both the Base Fee and the Performance Fee.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

Example:

Base Fee: $40 million (Avg Daily Net Assets For Most Recent Month) * 0.65% * (31/365) = $22,082.19

Performance Fee: $20 million (Avg Daily Net Assets for rolling 12-month period) *   -0.35% * (31/365) = $(5,945.21)

Total Fulcrum Fee: $16,136.98 = $22,082.19 (Base Fee) - $5,945.21 (Performance Fee)

Fulcrum Fee Rate (based on current month average daily net assets) = 0.47% ($16,136.98 / $40 million) * (365/31)

For an example of the daily accrual of the calculations, see Exhibit E.

APPENDIX A

EXHIBIT E

Effective April 1, 2014

Dunham Fulcrum Fee Calculation Example.xls

Entry	Measurement Period (MP)		# Days	Perf Fee	Null	MP Performance		Out/(Under)	Within		Out (Under)/		MP- Fund	Month-to-Date	Expense	Daily Accrual
Date	Start Date	End Date	in Calc	Range (+/-)	Zone (+/-)	Fund- Cl N	Benchmark	Performance	Null Zone?	Factor	Factor	Perf Fee %	Avg Net Assets	Perf Fee Adj	F/Y Accrual	Change

1/2/2014	1/1/2013	12/31/2013	31	0.35%	0.20%	21.27%	15.29%	5.98%	N	5.714	1.05%	0.35%	57,024,859.84	16,951.23	33,221.31	550.60
1/3/2014	2/1/2013	1/2/2014	2	0.35%	0.20%	13.84%	9.62%	4.22%	N	5.714	0.74%	0.35%	56,956,462.65	1,092.32	34,313.63	1,092.32
1/6/2014	2/1/2013	1/3/2014	3	0.35%	0.20%	14.14%	9.51%	4.63%	N	5.714	0.81%	0.35%	56,965,249.11	1,638.73	34,860.04	546.41
1/7/2014	2/1/2013	1/6/2014	6	0.35%	0.20%	14.22%	9.05%	5.17%	N	5.714	0.90%	0.35%	56,991,533.14	3,278.96	36,500.28	1,640.24
1/8/2014	2/1/2013	1/7/2014	7	0.35%	0.20%	14.82%	9.11%	5.71%	N	5.714	1.00%	0.35%	57,001,449.15	3,826.12	37,047.44	547.16
1/9/2014	2/1/2013	1/8/2014	8	0.35%	0.20%	15.13%	9.46%	5.67%	N	5.714	0.99%	0.35%	57,011,889.44	4,373.51	37,594.83	547.39
1/10/2014	2/1/2013	1/9/2014	9	0.35%	0.20%	15.13%	8.77%	6.36%	N	5.714	1.11%	0.35%	57,022,332.57	4,921.11	38,142.42	547.59
1/13/2014	2/1/2013	1/10/2014	10	0.35%	0.20%	15.96%	9.70%	6.26%	N	5.714	1.10%	0.35%	57,034,147.16	5,469.03	38,690.34	547.92
1/14/2014	2/1/2013	1/13/2014	13	0.35%	0.20%	15.20%	10.07%	5.13%	N	5.714	0.90%	0.35%	57,068,038.94	7,113.96	40,335.27	1,644.93
1/15/2014	2/1/2013	1/14/2014	14	0.35%	0.20%	16.41%	9.64%	6.77%	N	5.714	1.18%	0.35%	57,080,392.49	7,662.85	40,884.16	548.89
1/16/2014	2/1/2013	1/15/2014	15	0.35%	0.20%	17.02%	10.13%	6.89%	N	5.714	1.21%	0.35%	57,093,521.97	8,212.08	41,433.39	549.23
1/17/2014	2/1/2013	1/16/2014	16	0.35%	0.20%	16.49%	10.10%	6.39%	N	5.714	1.12%	0.35%	57,105,740.29	8,761.43	41,982.74	549.35
1/21/2014	2/1/2013	1/17/2014	17	0.35%	0.20%	16.41%	10.21%	6.20%	N	5.714	1.09%	0.35%	57,117,957.49	9,311.01	42,532.32	549.58
1/22/2014	2/1/2013	1/21/2014	21	0.35%	0.20%	16.64%	10.14%	6.50%	N	5.714	1.14%	0.35%	57,166,594.27	11,511.63	44,732.94	2,200.62
1/23/2014	2/1/2013	1/22/2014	22	0.35%	0.20%	16.72%	10.45%	6.27%	N	5.714	1.10%	0.35%	57,179,638.93	12,062.55	45,283.86	550.92
1/24/2014	2/1/2013	1/23/2014	23	0.35%	0.20%	15.50%	9.79%	5.71%	N	5.714	1.00%	0.35%	57,189,986.78	12,613.13	45,834.45	550.58
1/27/2014	2/1/2013	1/24/2014	24	0.35%	0.20%	12.70%	7.93%	4.77%	N	5.714	0.83%	0.35%	57,196,820.07	13,163.10	46,384.41	549.97
1/28/2014	2/1/2013	1/27/2014	27	0.35%	0.20%	12.17%	6.47%	5.70%	N	5.714	1.00%	0.35%	57,216,379.74	14,813.56	48,034.87	1,650.45
1/29/2014	2/1/2013	1/28/2014	28	0.35%	0.20%	13.08%	6.64%	6.44%	N	5.714	1.13%	0.35%	57,224,095.02	15,364.28	48,585.59	550.72
1/30/2014	2/1/2013	1/29/2014	29	0.35%	0.20%	12.10%	6.86%	5.24%	N	5.714	0.92%	0.35%	57,240,018.01	15,917.43	49,138.74	553.15
1/31/2014	2/1/2013	1/30/2014	30	0.35%	0.20%	12.93%	6.15%	6.78%	N	5.714	1.19%	0.35%	57,256,956.67	16,471.18	49,692.49	553.75
2/3/2014	2/1/2013	1/31/2014	31	0.35%	0.20%	11.42%	5.75%	5.67%	N	5.714	0.99%	0.35%	57,271,515.26	17,024.55	50,245.86	553.37

APPENDIX A

EXHIBIT F

IFEMA Representations and Warranties

1.

The Trust has full power and authority under its organizational documents and otherwise to enter into and perform foreign exchange agreements, and to execute foreign exchange transactions pursuant to any foreign exchange agreements executed on its behalf by the Sub-Adviser.  The execution and delivery of any such foreign exchange agreements, and the performance of the Trust’s obligations thereunder do not and will not (i) conflict with any law or regulation of the jurisdiction of its organization or other law or regulation applicable to it or (ii) constitute a default under, or result in the creation or imposition of any lien or encumbrance on any of the Trust’s property or assets under any agreement or instrument to which it is a party or by which its assets are bound.  No consent, authorization or approval (including exchange control approval) or other action by, and no notice to or filing with, any person or entity, including any governmental authority or regulatory body, other than any already obtained, made or filed and remaining in full force and effect, and the conditions of which have been duly complied with, is required in connection with the performance of its obligations under any such foreign exchange agreements.

2.

The Trust is a sophisticated investor able to evaluate and assume the risks associated with foreign exchange transactions.

3.

The Trust has not breached or defaulted on any agreements or transactions with a Bank Counterparty.  “Bank Counterparty” shall mean (i) each of The Royal Bank of Scotland PLC, the Bank of New York Mellon, Morgan Stanley & Co. Incorporated, UBS AG, the Goldman Sachs Group, Inc., Deutsche Bank AG, State Street Bank and Trust Company, JPMorgan Chase Bank N.A., the Bank of Montreal, Credit Suisse and the Northern Trust Company; (ii) such other bank, financial intermediary or other institution acknowledged by the Adviser in writing to be a Bank Counterparty from time to time; (iii) each affiliate, subsidiary and/or successor-in- interest of the entities under (i) and (ii) above.

4.

Either (i) the Trust is not (A) an employee benefit plan (hereinafter an “ERISA Plan”), as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (B) a person acting on behalf of an ERISA Plan or (C) a person the assets of which constitute assets of an ERISA Plan; or (ii) the Adviser and the Trust understand that in connection with foreign exchange transactions, the Sub-Adviser will represent on its behalf that (A) (1) the Sub-Adviser is a qualified professional asset manager (“QPAM”) within the meaning of PTCE 84-14 under ERISA, (2) the Sub-Adviser has or will negotiate and approve each foreign exchange transaction, (3) the requirements and conditions of Part I “General Exemption” of PTCE 84-14 have been or will be otherwise met with respect to each foreign exchange transaction, and (4) the Trust understands that, in order to exempt each foreign exchange transaction from the prohibitions set forth under Section 406 of ERISA and Section 4975 of the Code, the Bank Counterparty is relying on Part I “General Exemption” set forth under PTCE 84-14 in connection with each foreign exchange transaction and such exemption fully exempts each such transaction from such prohibitions; or (B) the Sub-Adviser shall effect foreign exchange transactions pursuant to the conditions of PTCE 94-20 or any other prohibited transaction exemption.

5.

If the Trust is a “governmental plan” within the meaning of section 3(32) of ERISA or is deemed to hold the assets of such plan, the execution, delivery and performance of foreign exchange agreements, executed on the behalf of the Trust by the Sub-Adviser, and the execution of foreign

APPENDIX A

exchange transactions pursuant to any such foreign exchange agreements does not violate any law, rule, or regulation applicable to Trust, by virtue of an applicable exemption, affirmative authorization, or otherwise.

6.

If the Trust is a private foundation or other entity specifically regulated by the Code, the execution, delivery and performance of foreign exchange agreements, executed on the behalf of the Trust by the Sub-Adviser, and the execution of foreign exchange transactions pursuant to any such foreign exchange agreements do not violate Section 4941 or any other applicable provision of the Code, by virtue of an applicable exemption or otherwise.

7.

In connection with the negotiation, execution, delivery and performance of foreign exchange agreements, executed on the behalf of the Trust by the Sub-Adviser, and the execution of transactions pursuant to any such foreign exchange agreements, (i) there is no arrangement, agreement or understanding that the Trust may or shall rely upon any information or communication provided by or on behalf of any Bank Counterparty as a primary basis for any decision in connection therewith and (ii) the Trust has, in fact, not relied upon any such information or communication as a primary basis for any such decision.

8.

The Trust is an “eligible contract participant” under, and as defined in, Section 1(a) of the Commodity Exchange Act, and was not formed solely for the purposes of constituting an “eligible contract participant.”

9.

In granting the Sub-Adviser the authority to enter into foreign exchange agreements on its behalf, and to execute foreign exchange transactions pursuant to any such foreign exchange agreements, the Trust is not relying upon any representations (whether written or oral) of any Bank Counterparty.  No Bank Counterparty is acting as a fiduciary for, or an adviser to, the Adviser or the Trust in respect of any foreign exchange transaction.

10.

There are no actions, proceedings or claims pending or, to the best of the Trust’s knowledge, threatened, the adverse determination of which might have a material adverse effect on the Trust’s ability to perform its obligations under, or affect the validity or enforceability of, any foreign exchange agreement.

11.

Foreign exchange transactions comply in all respects with any and all investment policies or restrictions, as amended, supplemented, updated or otherwise modified from time to time, set forth in: (i) the Trust’s prospectus or offering memorandum; (ii) the Trust’s statement of additional information; and (iii) any other rule, law, regulation, similar guideline or other document governing the investment by the Trust of its assets.

12.

The Adviser shall promptly notify the Sub-Adviser if any of the representations made herein shall become untrue in any respect.  Unless the Sub-Adviser receives written notice to the contrary, it may rely on the foregoing representations for all purposes under the Agreement.

13.

The Adviser shall promptly notify the Sub-Adviser upon the occurrence of any of the events listed below under the heading “Specified Events.”

Specified Events

(a)

The Trust commences or takes corporate action to authorize an Insolvency Proceeding.  “Insolvency Proceeding” shall mean any case or proceeding seeking a judgment of or arrangement for insolvency, bankruptcy, composition, rehabilitation, reorganization, administration, winding-up,

APPENDIX A

liquidation or other similar relief with respect to the Trust or its debts or assets, or seeking the appointment of a trustee, receiver, liquidator, conservator, administrator, custodian or other similar official of the Trust or any substantial part of its assets, under any bankruptcy, insolvency or other similar law or any banking, insurance or similar law governing the Trust.

(b)

A governmental authority or self-regulatory organization having jurisdiction over either the Trust or its assets in the country of its organization or principal office (A) shall commence an Insolvency Proceeding with respect to the Trust or its assets or (B) shall take any action under any bankruptcy, insolvency or other similar law or any banking, insurance or similar law or regulation governing the operation of the Trust which may restrict the Trust from performing its obligations under any foreign exchange agreement, executed on its behalf by the Sub-Adviser, as and when due.

(c)

An involuntary Insolvency Proceeding shall be commenced with respect to the Trust or its assets by a person other than a governmental authority or self-regulatory organization having jurisdiction over either the Trust or its assets in the country of its organization or principal office and such Insolvency Proceeding (A) results in the appointment of a custodian or a judgment of insolvency or bankruptcy or the entry of an order for winding-up, liquidation, reorganization or other similar relief, or (B) is not dismissed within five (5) days of its institution or presentation.

(d)

The Trust is bankrupt or insolvent, as defined under any bankruptcy or insolvency law applicable to it.

(e)

The Trust fails, or shall otherwise be unable, to pay its debts as they become due.

(f)

The Adviser or the Trust consolidates or amalgamates with or merges into or transfers all or substantially all its assets to another entity and (A) the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of the Trust prior to such action, or (B) at the time of such consolidation, amalgamation, merger or transfer the resulting, surviving or transferee entity fails to assume all the obligations of the Trust under a foreign exchange agreement, executed on its behalf by the Sub-Adviser, by operation of law or pursuant to an agreement satisfactory to the counterparty to such foreign exchange agreement.

(g)

The Trust (i) undergoes a reorganization, incorporation, or reconstitution into or as, another entity, (ii) effectuates a recapitalization, liquidating dividend, leveraged buy-out, other similarly highly-leveraged transaction, redemption of indebtedness, or stock buy-back or similar call on equity, or (iii) transfers a substantial portion of its assets.

(h)

If by reason of any default, or event of default or other similar condition or event, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money, other than in respect of deposits received, (being indebtedness of an amount which, when expressed in the U.S. Dollars, is in aggregate equal to or in excess of either $10,000,000 or 3% of the Trust’s net worth on a consolidated basis, as determined by reference to its most recent quarterly financial statements) of the Trust (or any guarantor of such indebtedness): (i) is not paid on the due date therefor and remains unpaid after any applicable grace period has elapsed, or (ii) becomes, or becomes capable at any time of being declared, due and payable under agreements or instruments evidencing such indebtedness before it would otherwise have been due and payable.

(i)

The Trust is in breach of or defaults under any Specified Transaction and any applicable grace period has elapsed, and there occurs any liquidation or early termination of, or acceleration of obligations under, that Specified Transaction or the Trust (or any custodian on its behalf) disaffirms, disclaims or repudiates the whole or any part of a Specified Transaction.  “Specified Transaction”

APPENDIX A

means any transaction (including an agreement with respect thereto) between the Trust and any Bank Counterparty which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity linked swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination of any of the foregoing.

*     *     *

APPENDIX A

EXHIBIT G

Dodd Frank Matters

1.

As of the date hereof and each Swap Communication Event, the Adviser represents and warrants as to the information set forth on Exhibit G-1 attached hereto with respect to the CP, including its status as an “eligible contract participant,” a “special entity,” and a “U.S. person.”

2.

The Adviser represents that no person is guaranteeing the performance of the CP under the Agreement.  The Adviser further represents that, other than the Adviser itself, only the Sub-Adviser exercises control over Swap positions for the Sub-Adviser Assets.

3.

The Adviser agrees to promptly notify the Sub-Adviser in writing if any representation made by it in this Amendment becomes incorrect or misleading in any material respect.

4.

If the CP is a “Non-Special Entity” (as indicated on Exhibit G-1), the Adviser, on behalf of the CP, hereby makes the representations and warranties, and agrees to cause the performance of the obligations, applicable to the CP set forth on Exhibit G-2.

5.

The Adviser confirms its designation of the Sub-Adviser as the Designated Evaluation Agent under the exhibits attached hereto.  The Adviser acknowledges and agrees that the representations and warranties under such exhibits relating to the exercise of “independent judgment” by the Sub-Adviser in connection with the evaluation of Swap Recommendations refers solely to the Sub-Adviser’s independence from the SD and that forward foreign currency exchange contracts are entered into by the Sub-Adviser, on behalf of the CP, in accordance with the terms of the Prospectus and the Agreement applicable to the Sub-Adviser Assets.

6.

The CP represents and warrants that it is a “qualified eligible person” (QEP) within the meaning of Commodity Futures Trading Commission Rule 4.7 and consents to the Sub-Adviser Assets being treated as an exempt account under Commodity Futures Trading Commission Rule 4.7.

7.

To the extent required by the CP’s activities, the CP (or if the CP is a pooled investment vehicle, the operator thereof) represents and warrants that it is registered with the CFTC and is a member of the U.S. National Futures Association (NFA).

8.

The Adviser acknowledges and understands that the representations, warranties and covenants set forth on the exhibits and annexes hereto will be incorporated into each International Foreign Exchange Master Agreement (or other similar agreement, including any ISDA, if applicable) entered into by the Sub-Adviser from time to time, as agent for the CP (and not principal), and each bank counterparty with whom the Sub-Adviser trades foreign currency (including forward foreign currency contracts) on the CP’s behalf and the Adviser and CP will, as a result, be providing such representations, warranties and covenants directly to each such bank counterparty (including a duty to update such representations if they become incorrect or misleading in any material respect).

APPENDIX A

Exhibit G-1

CP Status Representations

______________________

1.

Confirmation of CP Information

Full Legal Name of Client Counterparty (CP)	Dunham International Stock Fund
Address of CP	10251 Vista Sorrento Parkway, Suite 200 San Diego, CA 92121
Domicile of Counterparty (country/state)	United States
Principal Occupation or Business of CP	Regulated Investment Company
CFTC Interim Compliant Identifier of CP	549300HN7WF948JOOR53

2.

Eligible Contract Participant.  The CP is an “eligible contract participant,” as that term is defined in Section 1a of the Commodity Exchange Act (an “Eligible Contract Participant”):

(please check all that apply)

☒

Eligible Investment Company.  The CP is an investment company subject to regulation under the Investment Company Act of 1940, as amended, or a foreign person performing a similar role or function subject as such to foreign regulation (regardless of whether each investor in the investment company or the foreign person is itself an Eligible Contract Participant).

☐

Eligible Commodity Pool.  The CP is a “Commodity Pool” (as defined in Section 1(a) of the Commodity Exchange Act) that (1) has total assets exceeding $5,000,000 and (2) was formed and is operated by a person subject to regulation under the Commodity Exchange Act or a foreign person performing a similar role or function subject as such to foreign regulations.

☒

Large Entity.  The CP is a corporation, partnership, proprietorship, organization, trust, or other entity that has total assets exceeding $10,000,000.

☐

ERISA Entity.  The CP is an employee benefit plan subject to ERISA, a governmental employee benefit plan, or a foreign person performing a similar role or function subject as such to foreign regulation (1) that has total assets exceeding $5,000,000; or (2) the investment decisions of which are made by (A) an investment adviser or commodity

APPENDIX A

trading advisor subject to regulation under the Investment Advisers Act, as amended, or the Commodity Exchange Act, or (B) a foreign person performing a similar role or function subject to such foreign regulation.

☐

Eligible Government Entity.  The CP is (1) a governmental entity (including the United States, a State, or a foreign government), or political subdivision of a governmental entity, (2) a multinational or supranational government entity or (3) an instrumentality, agency, or department of an entity described in clause (1) or (2), and if Party A is an entity described in clause (1) or (3), Party A owns and invests on a discretionary basis $50,000,000 or more in investments.

3.

Special Entity.  The CP is NOT a Special Entity as that term is defined in CFTC Regulation 23.401(c):

4.

U.S. Person.  The Counterparty is a U.S. person within the meaning of the CFTC’s Exemptive Order Regarding Compliance with Certain Swap Regulations, 78 Fed. Reg. 43785 (July,. 22, 2013) because it is a corporation, partnership, limited liability company, business or other trust, association, joint-stock company, fund or any form of enterprise similar to any of the foregoing (other than an entity described in (iv) or (v) below) (a “legal entity”), in each case that is organized or incorporated under the laws of a state or other jurisdiction in the U.S. or having its principal place of business in the U.S.

APPENDIX A

Exhibit G-2

ISDA August 2012 DF Supplement - Schedule 3

Institutional Suitability Safe Harbors for Non-Special Entities

Part I.

Representations and Agreements Applicable if Counterparty Has One or More Designated Evaluation Agents.

3.1.

If (i) CP has designated one or more agents as Designated Evaluation Agents and (ii) each such Designated Evaluation Agent has agreed in writing to make the representations and agreements in Sections 3.1(b) and 3.1(c):

a.

CP represents to SD (which representation is deemed repeated by CP as of the occurrence of each Swap Communication Event) that CP has complied in good faith with written policies and procedures that are reasonably designed to ensure that each of its Designated Evaluation Agents is capable of evaluating Swap Recommendations (if any) of SD and making trading decisions on behalf of CP;

b.

Each Designated Evaluation Agent represents to SD (which representation is deemed repeated by such Designated Evaluation Agent as of the occurrence of each Swap Communication Event involving such Designated Evaluation Agent) that such Designated Evaluation Agent is exercising independent judgment in evaluating all Swap Recommendations (if any) of SD that are presented to it; and

c.

Each Designated Evaluation Agent agrees to promptly notify SD in writing in accordance with the Notice Procedures if any representations made by such Designated Evaluation Agent in this Annex A become incorrect or misleading in any material respect.  For any representation that would be incorrect or misleading in any material respect if repeated on any date following the date on which the representation was last repeated, the Designated Evaluation Agent shall timely amend such representation by giving notice of such amendment to SD in accordance with the Notice Procedures.  Notwithstanding anything in the Agreement to the contrary, a notification pursuant to this Section 3.1(c) shall be effective on the Notice Effective Date and the relevant information or representation will be deemed amended as of such Notice Effective Date.

d.

CP represents (which representations are deemed repeated by CP as of the occurrence of each Swap Communication Event) that it will exercise independent judgment in consultation with a Designated Evaluation Agent, in evaluating all Swap Recommendations (if any) of SD that are presented to CP with respect to Swaps to be executed by CP on its own behalf.

Part II.

[RESERVED]

APPENDIX A

Part III.

Disclosures of a Swap Dealer.

3.3.

SD hereby discloses to CP (which disclosure is deemed repeated by SD as of the occurrence of each Swap Communication Event) that SD is acting in its capacity as a counterparty and is not undertaking to assess the suitability of any Swap or trading strategy involving a Swap for CP

*     *     *

ISDA August 2012 DF Supplement Definitions

“Associated Person” means, with respect to a Swap Dealer, any person acting for or on behalf of such Swap Dealer, including an associated person as defined in Section 1a(4) of the Commodity Exchange Act.

“Designated Evaluation Agent” means Arrowstreet Capital, Limited Partnership in such capacity.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Local Business Day” shall have the meaning specified in the Agreement; provided, however, in the event the Agreement does not specify the meaning of “Local Business Day,” the term shall mean, with respect to a party, a day on which commercial banks are open for business (including for dealings in foreign exchange and foreign currency deposits) in the city that is specified in the Agreement for receipt of notices by such party.

“Notice Effective Date” means the Local Business Day following the date on which a notice would be effective pursuant to the Notice Procedures or such other date as the parties may specify in writing.

“Notice Procedures” means (1) the procedure specified in the Agreement regarding delivery of notices or information to a party and (2) such other means as may be agreed in writing between the parties from time to time.

“Swap” means a “swap” as defined in the Section 1a(47) of the Commodity Exchange Act and CFTC Regulation 1.3(xxx) that is governed by or proposed to be governed by the Agreement. The term “Swap” also includes any foreign exchange swaps and foreign exchange forwards that may be exempted from regulation as “swaps” by the Secretary of the Treasury pursuant to authority granted by Section 1a(47)(E) of the Commodity Exchange Act.

“Swap Communication Event” means each (1) Swap Transaction Event, (2) offer to enter into a Swap under the Agreement or a Swap Transaction Event and (3) Swap Recommendation.

“Swap Dealer” or “SD” means a party to an FX Agreement that has represented in writing that it is registered (fully or provisionally) with the CFTC as a “swap dealer” as defined in Section 1a(49) of the Commodity Exchange Act and CFTC Regulation 1.3(ggg) thereunder, provided that the term “Swap Dealer” also includes, as appropriate, any Associated Person of such Swap Dealer.

“Swap Recommendation” means a “recommendation” (as such term is used in CFTC Regulations 23.434 and 23.440) with respect to a Swap or trading strategy involving a Swap that is governed by or proposed to be governed by the Agreement.

APPENDIX A

“Swap Transaction Event” means, with respect to any two parties, the execution of a new Swap between such parties under the Agreement or any material amendment, mutual unwind or novation of an existing Swap between such parties under the Agreement.

*     *     *

DUNHAM INTERNATIONAL STOCK FUND

a series of Dunham Funds

10251 Vista Sorrento Parkway, Suite 200

San Diego, CA  92121

(888) 3DUNHAM (338-6426)

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the Dunham International Stock Fund (the “Fund”), a series of Dunham Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes the recent approval of an amended and restated sub-advisory agreement with Arrowstreet Capital, Limited Partnership (“Arrowstreet” or the “Sub-Adviser”), the Fund’s Sub-Adviser.  The Board of Trustees was informed that Arrowstreet planned to implement a number of changes to its ownership and governance structure as of April 1, 2014.  The Investment Company Act of 1940, as amended, provides that sub-advisory contracts are automatically terminated in the event of their "assignment."  Because the definition of assignment includes a "change in control" of a sub-adviser, the Fund’s sub-advisory agreement with Arrowstreet could be deemed to have automatically terminated on April 1, 2014, when the Sub-Adviser’s ownership and governance structure changed.  As a result, at a meeting held on March 25, 2014, the Independent Trustees unanimously elected to approve an amended and restated sub-advisory agreement with Arrowstreet, which is on materially identical terms as the prior sub-advisory agreement with Arrowstreet.

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows certain sub-adviser changes to be made without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Fund. In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust’s website. This Notice of Internet Availability of the Information Statement is being mailed on or about June 13, 2014 to shareholders of record of the Fund as of May 1, 2014. The Information Statement will be available on the Trust’s website at http://www.dunham.com/FundLiterature.aspx?TickerID=11 until August 31, 2014. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at (888) 3DUNHAM (338-6426).

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.